Exhibit 99.1 Chart Industries, Inc. Investor Update JUNE 6, 2023

Forward Looking Statements (1/2) CERTAIN STATEMENTS MADE IN THIS INVESTOR PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CHART’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS, PERFORMANCE OR OUTLOOK, BUSINESS OR INDUSTRY TRENDS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “COULD,” “EXPECTS,” “ANTICIPATES,” “BELIEVES,” “PROJECTS,” “FORECASTS,” “INDICATORS”, “OUTLOOK,” “GUIDANCE,” “CONTINUE,” “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY CHART ARE MADE BASED ON MANAGEMENT’S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING CHART AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO CHART’S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND CHART’S CONTROL, THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: CHART MAY BE UNABLE TO ACHIEVE THE ANTICIPATED BENEFITS OF THE ACQUISITION OF HOWDEN (THE “ACQUISITION”) (INCLUDING WITH RESPECT TO ESTIMATED FUTURE COST AND COMMERCIAL SYNERGIES); REVENUES FOLLOWING THE ACQUISITION MAY BE LOWER THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSSES, AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS AND SUPPLIERS) RESULTING FROM THE ACQUISITION MAY BE GREATER THAN EXPECTED; OUR ABILITY TO SUCCESSFULLY CLOSE ON OUR INTENTION TO DIVEST TWO PRODUCT LINES AND ACHIEVE THE ANTICIPATED PROCEEDS FROM THOSE DIVESTITURES; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICING INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS AND SUPPLY; RISKS RELATING TO THE CONFLICT BETWEEN RUSSIA AND UKRAINE, INCLUDING POTENTIAL ENERGY SHORTAGES IN EUROPE AND ELSEWHERE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN CHART’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. CHART UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT. GTLS: GAS TO LIQUID SYSTEMS® 2

Forward Looking Statements (2/2) THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, WITH RESPECT TO THE COMPANY’S 2023 AND 2024 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EBITDA AND ADJUSTED EARNINGS PER DILUTED SHARE OR ADJUSTED FREE CASH FLOW OUTLOOKS BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL LEADER IN THE DESIGN, ENGINEERING, AND MANUFACTURING OF PROCESS TECHNOLOGIES AND EQUIPMENT FOR GAS AND LIQUID MOLECULE HANDING FOR THE NEXUS OF CLEAN™ - CLEAN POWER, CLEAN WATER, CLEAN FOOD, AND CLEAN INDUSTRIALS, REGARDLESS OF MOLECULE. THE COMPANY’S UNIQUE PRODUCT AND SOLUTION PORTFOLIO ACROSS STATIONARY AND ROTATING EQUIPMENT IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING ENGINEERING, SERVICE AND REPAIR FROM INSTALLATION TO PREVENTIVE MAINTENANCE AND DIGITAL MONITORING. CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. CHART IS COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR ITS COMPANY AS WELL AS ITS CUSTOMERS. WITH OVER 48 GLOBAL MANUFACTURING LOCATIONS AND 41 SERVICE CENTERS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, THE COMPANY MAINTAINS ACCOUNTABILITY AND TRANSPARENCY TO ITS TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM GTLS: GAS TO LIQUID SYSTEMS® 3

Agenda Overview Demand Update Synergy Update Progress on Deleveraging GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 4

Agenda Overview Demand Update Synergy Update Progress on Deleveraging GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 5

Today’s Key Takeaways • Market demand and operational execution remains on-track • Demand, inclusive of LNG, remains broad-based and strong • Operational execution against targets, including safety, on-time delivery and productivity on-track • Multiple deleveraging activities underway • Balance sheet optimization actions underway with additional capacity and cash opportunities of ~$250 million • Divestitures within original price expectations, including the larger deal expected to be signed in June 2023 • Additional (perimeter-scoped) product line sales underway • Synergy achievement ahead of schedule • $33.6 million of commercial synergy orders received as of May 31, 2023 (vs. $11.4 million as of April 27, 2023) • $73.8 million of annualized cost synergies achieved as of May 31, 2023 (vs. $50.9 million as of April 27, 2023) • Reiteration of our outlook (1) • 2023 outlook for sales, adjusted EBITDA and adjusted earnings per share reiterated (1) • 2024 adjusted EBITDA outlook of $1.3 billion reiterated Executing on-time and early on our demand, operational execution and deleveraging plans (1) Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 6

Executed to Date On-Schedule and to Targets # Action What we said in November 2022 As of May 31, 2023 Status 1 Financing Did not expect to close into the Completed long term financing in Completed bridge and would seek to limit December 2022; Oversubscribed amount of KPS Capital Partners Closed without the bridge or ANY preferred No KPS preferred (KPS) preferred stock issuance to KPS Multiple options for balance sheet optimization 2 Weighted avg cost of debt 7% to 8.5% Actual well within the range Completed 3 Expected closing First half 2023 Q1 2023, actual Completed; One quarter early 4 Customer demand Strong demand in most end Strong demand in most end markets in both Unchanged from original markets in both businesses businesses 5 Backlog supporting 2023 More of next (2023) year’s More of next (2023) year’s forecasted Completed and unchanged from forecasted revenue already booked revenue already booked than typical original than typical 6 Synergy action & early First days and weeks of ownership First 2 months of ownership have yielded Continuing to progress to original achievement would yield quick-hit synergies quick-hit synergies above expectations year-1 target, with upside 7 Balance sheet optimization We would optimize our balance Multiple balance sheet and capital Underway and progressing on sheet through various activities structure activities completed with schedule ongoing evaluation of advantageous options 8 Other cash generating activities N/A Real estate sales, potential divestitures, Underway and progressing on to accelerate debt paydown insurance settlement, cash repatriation schedule GTLS: GAS TO LIQUID SYSTEMS® 7

Continue to Execute On-Schedule and to Targets

#	Action	What we said in November 2022	As of May 31, 2023	Status
1	Cost synergies, year 1	$175 million	$175 million	Additional opportunities for upside and buffer
2	Commercial synergies, year 1	$150 million	$150 million with customer inbounds increasing	Additional opportunities coming to us from customers
3	Deliver 2023 outlook	N/A	On track to deliver 2023 outlook	**Reiterating 2023 Outlook**
4	Proforma 2023 EBITDA outlook	Approximately $1 billion	Approximately $1 billion	Unchanged from original
5	2024 EBITDA outlook	Approximately $1.3 billion	Approximately $1.3 billion	Unchanged from original
6	Two specific divestitures	Working to complete shortly after the close of Howden with anticipated potential proceeds of ~$500 million	Expected completion in Q2 2023 or early Q3 2023 with anticipated potential proceeds of ~$500 million	**Accelerated from original timeline**
7	Net leverage ratio by end of 2024	2.5-2.9X, ex potential divestitures	2.5-2.9X, ex potential divestitures	Unchanged from original
8	Target net leverage ratio & financial policy	2.0-2.5X target range; stay within published financial policy until this is achieved	2.0-2.5X target range; stay within published financial policy until this is achieved	Unchanged from original **and Reiterated**

(1) The status of all identified potential divestitures and property sales is based on our current information and expectations regarding those projects. There can be no assurances that such divestitures and sales will be completed at all or within the timeframes indicated, or generate the level of proceeds currently anticipated.

GTLS: GAS TO LIQUID SYSTEMS®
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Chart and Howden Talent Depth Global Commercial & Global Executive Team Finance & Accounting Engineering Combination of key Chart and Howden talent (APAC, Europe, S. 50%-50% Chart & Howden Comprised of both Howden and Africa, Middle East Presidents personnel; two Howden legacy, Chart personnel with highly from Howden); Exec team direct two Chart legacy and one external complementary skillsets and reports include key Howden talent hire (Treasurer) are the direct (CPO, SVP Finance, Global geographic coverage reports to the CFO Safety, Global Compensation) Talent Programs Aftermarket, Service, Repair Operational Excellence & Integration Includes participants from both Led by Howden team members, Chart and Howden; Howden team Dedicated team for integration, Six and includes a strong data team members are in the Emerging Sigma operational excellence, (based in Buffalo, NY USA) for Leader Program, combined productivity, safety and metrics commercialization of the “Giving Back” programs, summer management combined installed base internship program and rotational engineering program GTLS: GAS TO LIQUID SYSTEMS® 9

Agenda Overview Demand Update Synergy Update Progress on Deleveraging GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 10

Chart End Market Trends

#	End Market	Recent Activity	Trend
1	Aftermarket, service, repair	• Penetration of Howden and Chart installed base plus competitors' installed base • Increasing demand for site services **(with localized response time)** and LTSA supporting growth in parts orders • More brownfield retrofits occurring	
2	Big LNG / ssLNG / FLNG	• FID reached on Sempra Port Arthur; **expect 2 more BigLNG orders in 2023** • Global ssLNG and FLNG market is increasing, in particular in APAC and Africa • New projects entering commercial pipeline each month	
3	LNG infrastructure	• ISO containers continue to be highly sought, LNG station demand is consistent **(+ station service agreements)** • HLNG over the road tank demand is broadening (more customers) yet not higher than 2022 to date in 2023	
4	Hydrogen	• Regional and global interest in both gaseous and liquid solutions • All aspects of the hydrogen value chain are being commercially built • **Expanding hydrogen customer base and customers adding change orders to expand, differentiate**	
5	CCUS and water treatment	• Small-scale Earthly Labs units continue to be in record demand • Larger industrial CCUS customers starting to spend equipment $s in addition to FEED studies • **Water - New regulations are spurring multi-site cleanup discussions and booking PFAS remediation orders** • Water a focus for international regions and governments (i.e. Brazil, India) • **Customers looking for CCUS & water solutions, including multiple application orders such as City Brewery**	
6	Other Specialty	• **Space exploration demand broadening and frequency increasing (~$13M+ order Q2 QTD 5/31/2023)** • **Beverage (LCO2) orders >$3M + doser orders >$1.1M in month of May 2023 (>20% above run rate for both)** • **Food and CO2 industry are showing robust ordering and funnel indicates that should continue** • Heightened demand for blowers linked to Nox reduction for power engines in marine	
7	Cryo tank and trailers	• Customers continue to expect mid-single digit growth in 2023 • Demand for trailers and railcars are following typical industrial gas trends	
8	Electrification / mine safety	• EHS Clean air requirements driving demand for mine cooling & ventilation solutions • Increasing electrification activity in various end markets driving demand • ESG focus across the industry	

GT
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Growth Acceleration in H2 2023 • Six months of Howden EBITDA and FCF in H2 2023 vs. Three months and 10 days in H1 2023 • Cost Synergies ramp in H2 vs H1, on track for $175 million of annualized cost synergies first 12- months of ownership • Price/ Cost tailwind (In line with Q1 2023 commentary) • Small and medium new build project revenue increases at Chart and Howden • Big LNG project revenue greater in H2 2023 vs. H1 2023 (In line with Q1 2023 commentary) • Continued growth in all segments • Above historical average backlog to forward sales coverage embedded in guidance GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 12

36 Agreements / MOUs / Partnerships Expanded Category Q1 2023 Total # of partnerships expanded # of new or expanded Total # of MOUs/partnerships New MOUs to both Chart & Howden as partnerships to both Chart & new and expanded YTD 2023 of April 27, 2023 Howden (April 27, 2023 to June 30, 2023) Multiple decarbonization/ efficiency/ energy 1 4 2 7 transition CCUS / CO2 4 2 6 Hydrogen (including liquefaction) 3 10 2 12 Water treatment 1 1 1 2 LNG (including liquefaction) 3 2 5 Marine Decarbonization 1 3 1 4 Total 6 25 10 36 New partner and partners that have expanded their MOUs / agreements to include both Chart & Howden In the period of April 27, 2023 to May 31, 2023 Confidential truck company for hydrogen GTLS: GAS TO LIQUID SYSTEMS®13

Agenda Overview Demand Update Synergy Update Progress on Deleveraging GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 15

Original Cost and Commercial Synergy Targets

Original Expected Annualized Cost Synergies


~$175 million
~$250 million
12 Months Post-Close
Annual by Year 3

Original Expected Commercial Synergies


~$150 million
~$350 million
12 Months Post-Close
Annual by Year 3

- **Additional cost synergy opportunities identified**
  - Footprint consolidation – numerous additional offices and other sites resulting in identified $25M+ in additional potential synergies, exceeding our initial target
  - Consolidate Chart's existing repair and refurbishment activities in Czech Republic into Howden's CZ repair site
  - Howden China can utilize Chart's pressure vessel for compression skids, digital NDT X-Ray
  - Detailed insourcing options providing further opportunities including China in-house sourcing of electrical panels
- **Additional commercial synergy opportunities identified**
  - Utilize Howden EU repair for calibration support for Chart's Flowcom offering
  - Specific customers in sustainable fuels and marine that are working on e-methanol looking for total solution, process optimization and a reliable partner for all critical components have approached us to discuss partnering
  - Potential for cold box assembly in Howden (Weihai, China), adding potential for another CB region

GTLS: GAS TO LIQUID SYSTEMS®

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Synergy Achievement (March 17, 2023 to May 31, 2023) # Category Description Synergy orders Annualized Original (Revenue) cost savings annualized achieved to achieved to year-one date date target $ millions $ millions $ millions 1 Cost Sourcing $28.1 $70 2 Cost Optimization and organization 45.5 70 3 Cost Facilities 0.2 35 4 Commercial Total commercial orders won to date $33.6 150 5 Total synergies achieved to date as of 33.6 73.8 5/31/2023 GTLS: GAS TO LIQUID SYSTEMS® 17

Commercial and Cost Synergy Case Study: Hydrogen Chart’s hydrogen liquefaction With Howden, Chart now can Chart’s hydrogen liquefaction customer has a customer that is provide hydrogen compression customer has liquefier on order going to do gaseous hydrogen to the gaseous refueling with Chart in 2022 refueling stations in California stations Chart wins the compression station order for $2.36 million: Howden can quote competitively • Commercial synergy on the stations and meet customer’s lead time • Cost synergy for insourcing of packaging requirements because of • Additional cost synergy from insourcing of compression for the insourcing of packaging at liquefier in backlog Chart’s West Coast USA facility • Developed two customer relationships with numerous equipment opportunities for Howden and Chart ahead 18

Aftermarket, service, repair synergies

- Service Centers– proximity to customers & install base
- Field Service Support – Americas + Global
- Sales network for all products
- Retrofit opportunities
- Cross training field technicians
- Digital UpTime pull through to Chart OEM and existing installed base + Howden installed base penetration



Uncovered Products
Products Engaged
Covered Customers & Products
Uncovered Customers
Customers Engaged

Meaningful opportunity and customer demand for treatment as a service and aftermarket, service and repair in ChartWater™

- Record month for ChartWater™ orders for service & repair in April 2023
- Developed PFAS Turnkey Media changeout / disposal program
- Increasing requests for system upgrades which requires support from electrical and controls team (Howden synergy)

GTLS: GAS TO LIQUID SYSTEMS®
© 2023 Chart Industries, Inc. Confidential and Proprietary
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Aftermarket, Service and Repair Double-Digit Growth and Example Synergy Wins Howden 2022 full year aftermarket, service and repair gross orders increased 32% (14% organic) compared to 2021 Chart wins the ~$4.2 million, 5 A Chart customer in Europe year service agreement in UK Howden’s field service team local desired a Germany and UK in the region allowed us to win and Germany, expanding a new service agreement, with local the 5 year agreement build customer into a new build field service personnel and service customer Chart wins the ~5.4 million 3- A Chart customer (Gasum) Howden’s field service team year service agreement desired a long-term service allows us to have physically contract for reaction time in less located 24/7 technicians within 2 than 2 hours for fueling stations hours of the fueling station in Sweden network 20

Agenda Overview Demand Update Synergy Update Progress on Deleveraging GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 21

Net Leverage Profile (1) Debt Covenant: Net Debt/ LTM Adjusted EBITDA § Q1 2023 net leverage of 4.08X, ahead of 4.25X 6.0X forecast from November 2022 inclusive of PFC settlement payment compete in March 2023 (~$75 million) 4.5X § Reiterate our financial policy that until we are 4.08X within our target net leverage ratio range of 2- 2.5X, we will: § Not do any additional material cash 2.5-2.9X acquisitions § Not do share repurchases § Credit Ratings § Moody’s LTR B1 Stable § S&P LT Issuer Credit B+ Stable Q1 2023 Act YE 2024 Fct Net Leverage (bank EBITDA) Net Leverage (covenant ceiling) 1) Adjusted EBITDA is a non-GAAP measure and should not be consulted as an alternative to net income in accordance with U.S. GAAP ( GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 22

Cash and Balance Sheet Activities 1. Action completed totaling approximately $70 million in additional capacity and over $2.26 million in cost savings a) Bank fronted surety bond program = capacity, fee savings and no negative ratings views b) Letter of credit capacity outside of RCF (non-debt) in India c) Purchasing card consolidation d) Moved Howden LCs to our fee structure 2. Underway: Divestitures anticipated to result in approximately $500 million of cash available for debt paydown a) Expect one potential divestiture (larger one) to have an executed definitive agreement in June 2023 in line with our price expectation b) Another potential divestiture underway (in line with expectations) c) Agreement for sale of small product line to sign June 2023 d) Exit from minority ownership investment well-underway e) Defined perimeters of adjacent product lines for sales (based on first two divestitures’ perimeters) 3. Underway: Other Balance Sheet Activities totaling over $130 million of additional capacity and/or cash for debt paydown a) Sale of specific properties (underutilized and/or being consolidated into other Chart facilities) b) Letter of credit capacity (non-debt) instrument in Europe c) Additional bank fronted surety program d) Cash recovery process announced from Chart supplier (re: divested Cryobio business; completed PFC funding and settlement in March 2023) e) Cash repatriation throughout next 2 quarters f) Replacement of US Insurance collateral SBLCs 4. Ongoing Evaluation for Opportunistic Action a) Interest rate swaps and cross currency swaps b) Balance sheet instrument and maturities optimization c) Sales leaseback of specific properties GTLS: GAS TO LIQUID SYSTEMS® 1

Performance Drivers Sales Growth Driven By: Margin Expansion Drive By: Deleveraging Driven By: • Full solution offerings for all • Increased full solutions mix • Operational free cash flow molecules and applications • Increased aftermarket, • EBITDA growth • Energy transition activities service and repair mix and water regulations • Targeted divestitures • Disciplined price / cost • Public and private sector • Balance sheet optimization ESG goals • Productivity actions • Synergy achievement • Record backlog and • Cost synergies commercial synergies Sustainability | Energy Security | Energy Access | Nexus of Clean | Digitization 1 Commercial synergies are not included in forward guidance GTLS: GAS TO LIQUID SYSTEMS® 24

APPENDIX

Agenda Synergy Details About Chart and Howden 2023 and 2024 Outlook ESG GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 26

Agenda Synergy Details About Chart and Howden 2023 and 2024 Outlook ESG GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 27

Cost Synergy Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (1/6) # Category Description Status Total Achieved Total Achieved Total Achieved to Date (as of from April 28 to to Date (as of April 27, 2023) May 31, 2023 May 31, 2023) 1 Sourcing Total year 1 annualized target = ~$70 MILLION ~$20.4 MILLION ~7.7 MILLION ~$28.1 MILLION 2 Insource Howden compressors on Chart projects in backlog Underway 3 Leverage 2X volume with rapid supplier negotiations Underway 4 Using Chart’s U.S. sites for Howden packaging Underway 5 Insource third party for insourcing PV + ssLNG in China ZLNG Underway 6 Eliminate cost for outside JV/entity support in S. Korea Evaluating 7 Leverage Mexico manufacturing Underway 8 Insourcing of painting for centrifugal fans rotors from Howden Underway India to Chart’s SriCity, India site (project started April 2023) 9 Insource control boxes in China (to Chart China) Underway 10 Leveraging combined T&E card spend at one supplier Complete 11 Consolidate BV spend for certifications Underway 12 Elimination of external engineering support at Universities Complete 13 Consolidation of specific engineering software Underway 14 Marketing promotional spend consolidation Underway GTLS: GAS TO LIQUID SYSTEMS® 28

Cost Synergy Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (2/6) # Category Description Status Total Achieved Total Achieved Total Achieved to Date (as of from April 28 to to Date (as of April 27, 2023) May 31, 2023 May 31, 2023) 15 Sourcing Customer allowed supplier change resulting in savings on Complete existing backlog in China 16 Navex code of conduct training renegotiated Complete 17 SriCity use of material in fan production Complete 18 Howden Brazil will make BIG SDOX assemblies (insource) Underway 19 20 21 22 23 24 25 26 27 GTLS: GAS TO LIQUID SYSTEMS® 29

Cost Synergy Targets & Achievements Since Acquiring Howden (3/5) (from March 17, 2023 to May 31, 2023) (3/6) # Category Description Status Total Achieved to Total Achieved Total Achieved to Date (as of April 27, from April 28 to Date (as of May 2023) May 31, 2023 31, 2023) 1 Optimization, Total year 1 annualized target = ~$70 MILLION OVER $30.3 ~$15.2 MILLION ~$45.5 MILLION Resources, and MILLION Organization 2 Rationalize executive team Complete 3 Reduced cost of Howden bank guarantees Complete 4 Reduction of one memberships, overlapping events Complete 5 Merged Giving Back and Bright Futures Programs Complete 6 Cancelled use of two Howden consultants Complete 7 Eliminated allocated PE management fee Complete 8 Renegotiate conference call services Complete 9 Consolidated software for one HR function Complete 10 Consolidated medical eval / travel software Complete rd 11 Eliminate use of 3 party agency for M.East employees Complete 12 Leverage Howden Africa sales presence to market Chart Complete products in Africa Region GTLS: GAS TO LIQUID SYSTEMS® 30

Cost Synergy Targets & Achievements Since Acquiring Howden (4/5) (from March 17, 2023 to May 31, 2023) (4/6) # Category Description Status Total Achieved Total Achieved Total Achieved to to Date (as of from April 28 to Date (as of May April 27, 2023) May 31, 2023 31, 2023) 13 Optimization, Consolidate regional verticals into global commercial Underway N/A N/A N/A Resources, and Organization, continued 14 Functional SG&A rationalization Underway 15 India (or other low-cost) engineering Underway 17 Consolidate shared services Underway 18 Numerous additional indirect savings – insurance, benefits, etc. Underway 19 Overlapping IT system licenses + HRIS reduction Underway 20 Eliminated duplicate ratings agencies coverage Complete 21 Reduced use of Howden external auditors Complete 22 Implement LC cost reduction via bank fronted surety program Underway 23 Stopped using two consolidation softwares Notified 24 Sales agent reduction (1) Complete 25 UK entity rationalization (elimination stat + Pershore lease) Underway 26 Other entity rationalization (41 identified) Underway Bank account rationalization Underway GTLS: GAS TO LIQUID SYSTEMS® 31

Cost Synergy Targets & Achievements Since Acquiring Howden (4/5) (from March 17, 2023 to May 31, 2023) (5/6) # Category Description Status Total Achieved Total Achieved Total Achieved to to Date (as of from April 28 to Date (as of May April 27, 2023) May 31, 2023 31, 2023) 27 Optimization, Eliminate outside PR agency use (Snyder) Underway Resources, and Organization, continued 28 Leverage energy audit best practices across all sites (include Underway Renfrew in win) 29 CPI website move to Chart/Howden platform Underway 30 31 GTLS: GAS TO LIQUID SYSTEMS® 32

Cost Synergy Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (6/6) # Category Description Status Total Achieved to Total Achieved Total Achieved to All figures are annualized millions $ Date (as of April from April 28 to Date (as of May 27, 2023) May 31, 2023 31, 2023) 1 Facilities Total year 1 annualized target = ~$35 MILLION ~$0.2 N/A ~$0.2 2 US aftermarket site consolidation Underway 3 Elimination of third party warehousing in Czech Republic Underway 4 Sell underutilized real estate Underway 5 Eliminate one office rental location in Atlanta, GA (USA) Underway 6 Rationalize additional locations, EU and India Underway 7 Consolidate shop locations in Korea Underway 8 Multiple global sales office consolidations Underway 9 Chinese manufacturing site rationalization Underway 10 Additional footprint consolidations identified Underway 11 Zhengzhou sales office consolidation (China) May 2023 12 Rationalizing manufacturing presence in Texas (USA) Underway 13 Confidential manufacturing site restructuring Underway 14 ChartWater India using Howden India office Complete 15 Howden into Chart Malaysia (lease terminated) Complete GTLS: GAS TO LIQUID SYSTEMS® 33

Commercial Synergies Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (1/3)

#	Synergy Description	Status	Total Achieved to Date (as of April 27, 2023)	Total Achieved from April 28 to May 31, 2023	Total Achieved to Date (as of May 31, 2023)
1	**Total year 1 commercial synergy target = $150 million (note that this is not included in our outlook)**		**~$11.4 million**	**~22.2 million**	**~33.6 million**
2	Expanded existing partnerships – see slide 8	Complete			
3	A Chart Canadian hydrogen liquefaction/equip customer project in backlog chose Howden compression	Complete			
4	A Chart USA hydrogen liquefaction/equipment customer project in backlog chose Howden compression	Complete			
5	GTLS Industrial gas orders increasing for South Africa from India; able to now service and repair in S. Africa region	Complete			
6	Dry ice recovery solution order from independent distributor	Compete			
7	Hydrogen compression to a green project that is a Chart hydrogen customer due to insourcing	Complete			
8	Earthly Labs biogas order win including Howden; driven by Howden experience in biogas	Complete			
9	Chart's HLNG tanks chosen for a mining customer project	Complete			
10	Expand more existing partnerships and MOUs	Underway			

GTLS: GAS TO LIQUID SYSTEMS®

34

Commercial Synergies Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (2/3)

#	Synergy Description	Status	Total Achieved to Date (as of April 27, 2023)	Total Achieved from April 28 to May 31, 2023	Total Achieved to Date (as of May 31, 2023)
11	Will include Howden compressors in closed and pending CiCi (Elm) orders in Brewery and Dry Ice recovery	Underway			
12	Additional small-scale and industrial scale CCUS penetration (Earthly Labs and SES)	Underway			
13	Access to more BigLNG, FLNG and ssLNG due to localized mfg/fab	Underway			
14	Further access to water treatment opportunities; globally+ in India via additional local presence and in house skidding	Underway			
15	Further pull through of decarbonization solutions to mine, Cement, CCUS, marine, nuclear	Underway			
16	First assistance for Chart aftermarket on a field project in UK (achieved b/c of Howden); able to support engineering to get to commission of UK fueling station	Complete			
17	SES customer with test wells for CO2 sequestration needs CO2 compression and vaporizers	Underway			
18	Complete 5 year life-cycle service agreement for vehicle fuelling stations in Germany and UK via Chart, use Howden field service personnel to win	Underway			
19	Addtl Chart hydrogen liquefier customer chose Howden compression for their project	Complete			
20	Combined waste to energy offering with inbound from major WtE EU player (Chart water bath vaporizers, Howden combustion systems	Underway			

GTLS: GAS TO LIQUID SYSTEMS®

35

Commercial Synergies Targets & Achievements Since Acquiring Howden (from March 17, 2023 to May 31, 2023) (3/3)

#	Synergy Description	Status	Total Achieved to Date (as of April 27, 2023)	Total Achieved from April 28 to May 31, 2023	Total Achieved to Date (as of May 31, 2023)
21	China air preheater win with existing GTLS customer that expanded partnership	Complete			
22	CCUS Feasibility study for Dyckerfoff / Buzzi	Complete			
23	CCUS test rig for IOC company	Complete			
24	Petrofac Qatar	Complete			
25	3-year service agreement with Chart customer in Sweden for <2 hour response time on station maintenance and repair (Howden field service techs)	Complete			
26	Chemical customer wanted a screw compressor rebuilt near their Houston plant (used Beasley to win!)	Complete			
27	Chilled water refrigeration package going to an FPSO with for LNG project, Chart customer relationship, Howden product	Complete			
28	Hydrogen field service RFQ underway	Underway			
29	Field service resource share resulted in win at Weissweiler site	Complete			

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Agenda Synergy Details About Chart and Howden 2023 and 2024 Outlook ESG GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 37

Chart’s Competitive Advantage Solution vs. Equipment Domain Expertise/ New Products/R&D Flexible Manufacturing Our People Engineered solution In addition to R&D Multiple locations can across stationary and In Hydrogen, Howden has dollars, Chart is funding produce equipment, rotating equipment for 100+ years and Chart as technology through ensuring supply chain different applications 57 years of expertise SG&A and Capex continuity Certifications Chart Business System Molecule Agnostic Proximity to Customer Significant involvement A unified operating Chart does not compete Geographic proximality with trade and global system exists across with its customers in their for Aftermarket, Service government each vertical and core business of & Repair organizations manufacturing location molecule production 38

Combined Solutions Across the Nexus of Clean™

Integrated Digital Offering

Clean End Market	Solution	Chart Process Technologies: Wholly-Owned	Chart Process Technologies: Minority Ownership	CHART Cooler By Design.®	Howden
Clean Power	▪ Hydrogen ▪ Helium ▪ LNG ▪ Biogas ▪ **Nuclear** ▪ **Energy recovery** ▪ **Biofuel / synfuels** ▪ **Biomass**	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	▪ BAHX ▪ ACHX ▪ Bulk & Microbulk ▪ Fans ▪ Transports ▪ Valves / Vaporizers ▪ Expanders ▪ Liquefiers ▪ Cold Boxes	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Heaters** ▪ **Steam Turbines** ▪ **SaaS**
Clean Water	▪ Water& Wastewater Treatment ▪ Desalination	BlueInGreen AdEdge		▪ Bulk tanks ▪ Dissolution equipment ▪ Vaporizers ▪ Cryo-lease	▪ **Blowers** ▪ **SaaS**
Clean Food, Beverage & Agriculture	▪ Carbon capture ▪ Beverage & Food	Earthly Labs		▪ Microbulk tanks ▪ Dosers ▪ Vaporizers ▪ Transports	▪ **Compressors** ▪ **SaaS**
Clean Industrials	▪ CCUS ▪ **Metals processing** ▪ **Chemicals / Petrochem** ▪ **Cement** ▪ **Mining** ▪ **Marine** ▪ **Refrigeration** ▪ Gas By Rail	SES Innovation A Chart Industries Company	Svante TRANSFORM MATERIALS	▪ Heat exchangers ▪ Storage tanks ▪ Vaporizers ▪ VIP/VJP ▪ Transports ▪ Liquefiers ▪ Cold Boxes ▪ Expanders	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Steam Turbines** ▪ **Heaters** ▪ **VentSim Software** ▪ **SaaS**

Howden additions   Where Howden helps Chart's presence and penetration

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Expanding Exposure to Additional Markets Industrial Over the Molecules Energy CCUS Water Nuclear Gas Road by Rail Recovery Energy & Tunnel & Hydrogen Space Lasers Biomass Helium Chemical Metro Food & Marine Critical LNG Biofuels Metal Mining Beverage Systems Care GTLS: GAS TO LIQUID SYSTEMS® 40 Howden additions

Chart Product Portfolio GTLS: GAS TO LIQUID SYSTEMS® 41

Howden Product Portfolio Steam Turbines Compressors Blowers & Fans Rotary Heaters Centrifugal Screw Diaphragm Turbo Blowers Air Preheater Single-Stage Fans Reciprocating Centrifugal Rotary Blowers Cooling Fans Gas-Gas Heater Multi-Stage Software & Digital Uptime VentSim™ Design GTLS: GAS TO LIQUID SYSTEMS® 42

Chart’s Customer Base of Industry Leaders • Chart’s top ten customers typically represent greater than 30% of annual sales • In 2021 and 2022, Chart sold to 729 new customers globally GTLS: GAS TO LIQUID SYSTEMS® 43

Howden’s Diverse Customer Base of Industry Leaders • Howden has no customer with more than 4% concentration and top ten are typically less than 15% of revenue therefore reducing Chart’s customer concentration through the combination • Howden has strong relationships with industry leaders in global markets looking to decarbonize including marine, IOCs, etc. G GT TL LS S:: G GA AS S T TO O L LIIQ QU UIID D S SY YS ST TE EM MS S® ® 44

Segmentation

CHART
Cooler By Design.®

One Chart Global Commercial Team

One Chart Global Engineering Team

One Chart Global Products – Operations – Aftermarket

One Chart

Heat Transfer Systems



Chart

Chart New Build Products
- Air Cooled Heat Exchangers (ACHX)
- Brazed Aluminum Heat Exchangers
- Cold Boxes
- Nitrogen Rejection Units (NRU)
- Integrated systems
- High Efficiency Flow Fans

Howden

Howden New Build Products
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

Specialty Products



Chart

Chart New Build Products
- Dosing equipment
- HLNG vehicle tanks
- Fueling Stations
- LNG by Rail (Gas By Rail Offering)
- Hydrogen equipment
- Water treatment (PFAS remediation)
- Carbon Capture equipment

Howden

Howden New Build Products
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

Repair, Service & Leasing



Chart

Chart Aftermarket
- Repair and service
- Aftermarket parts and maintenance
- Global Leasing
- Installations
- Full lifecycle

Howden

Howden Aftermarket (47% of revenue '22)
- Spare parts
- Retrofits
- Service
- Software & digital Uptime

Cryo Tank Solutions



Chart

Chart New Build Products
- Bulk and Micro Bulk Storage Tanks
- ISO Containers
- Packaged Gas Systems
- Non-specialty mobile equipment
- Vaporizers

Howden

Howden New Build Products
- Related to Industrial end markets
  - Compressors
  - Blowers & fans
  - Rotary heaters
  - Steam turbines

© 2023 Chart Industries, Inc. Confidential and Proprietary
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Complementary Exposure to Specialty Markets

Market	What is in this category	Approx Revenue Mix	Fct Mkt Growth opportunity	Growth Drivers
Aftermarket, repair, and service	• **Field service** • **Remote monitoring** • **Spare parts**	31%	+20%	▪ Penetration of existing installed base ▪ Digital Uptime deployment ▪ Field service increasing with new builds and retrofits ▪ Continued expansion of 3rd party service capabilities
Energy transition & renewables (new build)	• **Hydrogen** • **Biofuels & Synfuels** • **CCUS | Nuclear** • **LNG | Electrification** • **Water treatment** • **Infrastructure** • **Food & beverage**	41%	+20% to 30%	▪ Carbon emission reduction targets ▪ Government national hydrogen strategies ▪ Public sector incentives and taxes
Industrials (new build)	• **Industrial gas** • **Cement** • **Marine** • **Metals**	19%	~4-5%	▪ These markets are moving to ESG with CCUS and other alternatives ▪ Marine IMO2020 ▪ Moving to green metals
Traditional Energy (new build)	• **Oilfield applications** • **Petrochemical**	9%	~4-5%	▪ Traditional oil and gas and coal are moving toward efficiencies in existing asset base
Total			**15%+**	

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Agenda Synergy Details About Chart and Howden 2023 and 2024 Outlook ESG GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 47

2023 Consolidated Chart Industries Outlook

Guidance Metrics as of April 28, 2023

$ millions except per share amounts	**Guidance Metrics as of April 28, 2023**
Revenue	**$3,660 - $3,800**
Adjusted EBITDA [2]	**$780 - $810**
Cost Synergies in EBITDA	**$60+**
Adjusted Free cash flow [3,4]	**$300 - $350**
Cash available for debt paydown in 2023	**$275 - $325**
Diluted share count	**~47M**
Adjusted diluted EPS [5]	**$5.50 - $6.70**

Guidance DOES NOT include 1) proceeds from potential divestitures of ~ $500 million which are targeted to complete in the second quarter 2023 or early third quarter 2023 or 2) commercial synergies yet to be realized in 2023

1) *EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
2) *"Free cash flow" and "adjusted free cash flow" are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company's operating results.*
3) *From continuing operations*
4) *Adjusted diluted EPS (a non-GAAP measure) guidance excludes incremental intangible amortization related to Howden acquisition.*

GTLS: GAS TO LIQUID SYSTEMS®
© 2023 Chart Industries, Inc. Confidential and Proprietary
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Pro Forma Adjusted EBITDA 2023 and 2024 Combined Chart + Howden Guidance Metrics as of April 28, 2023 • Revenue growth led by energy transition markets and backlog conversion • Implied organic volume leverage of ~30% • Favorable mix driven by energy transition verticals • Cost synergies embedded in margin expansion and SG&A improvement Reiterating our 2024 EBITDA Forecast GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 49

Agenda Synergy Details About Chart and Howden 2023 and 2024 Outlook ESG GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 50

Setting More Ambitious Emissions Reductions Targets Committed to reducing our greenhouse gas (GHG) intensity 50% by 2030, relative to our 2020 baseline as well as pledging carbon neutrality by 2050 [targets are inclusive of Howden] *Chart has reached and exceeded our goal of reducing GHG intensity by 30% eight years ahead of the 51 2030 target